                                                                               .
                                                                               .
                                                                               .

                                                                                COMMON STOCK
                                                                                $.10 PAR VALUE

--------------------                                                                                            --------------------
      Number                                     U1st [GRAPHIC & PICTURE OF PEOPLE]                                    Shares
    FBU
--------------------                                                                                            --------------------
                                                                                THIS CERTIFICATE IS TRANSFERABLE
                                                                                    IN BOSTON, NEW YORK CITY,
                                                                                     CHICAGO OR LOS ANGELES

                        INCORPORATED UNDER                                              CUSIP
                        THE LAWS OF THE
                        COMMONWEALTH
                        OF MASSACHUSETTS

                                                         UniFirst Corporation

                        ---------------------------------------------------------------------------------------
                        This Certifies that



                        is the owner of
                        ---------------------------------------------------------------------------------------

                                                         [CERTIFICATE OF STOCK]

                                        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                        UniFirst Corporation transferable, so as to affect the rights of the Company, only by transfer recorded on the books of the Company, in person or by duly authorized attorney, and upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are received and held subject to the laws of The Commonwealth of Massachusetts, and to the Restated Articles of Organization
                        and the By-Laws of the Company, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                           Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                        DATED:

                      -------------------------------------------                                               --------------------
                      COUNTERSIGNED AND REGISTERED                                                              UNIFIRST CORPORATION
                           EquiServe Trust Company, N.A.

                                            TRANSFER AGENT                                                              1950
                                             AND REGISTRAR       /s/ Cynthia C. Brown     /s/ Aldo Croatti
   American Bank      BY                                                                                           MASSACHUSETTS
   Note Company                         AUTHORIZED OFFICER              TREASURER             PRESIDENT         --------------------
--------------------  -------------------------------------------

                              UNIFIRST CORPORATION

     The Company is authorized to issued Preferred Stock and Common Stock. The Preferred Stock may be divided into and issued in one or more series, having such preferences, voting powers, qualifications and special and relative rights as may be established by the Board of Directors from time to time. A copy of the Company's Restated Articles of Organization setting forth the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class (and of each series, if any) of capital stock will be furnished by the Company to the holder of this certificate upon written request and without charge.


     For value received, __________ hereby sell, assign and transfer unto

--------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, __________________




                                    --------------------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.